SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                January 25, 2005
                Date of Report (Date of Earliest Event Reported)

                                TASTY FRIES, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

             Nevada                   Commission No.          65-0259052
    State or other jurisdiction        33-4460NY           (I.R.S.Employer
    incorporation or organization                         Identification No.)

                          650 Sentry Parkway, Suite One
                          Blue Bell, Pennsylvania 19422
               (Address Of Principal Executive Offices)(Zip Code)

                                 (610) 941-2109
               (Registrant's telephone number, include area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

      On January 18, 2005 the Registrant entered into a Subscription Agreement, that closed on January 18, 2005 with various entities in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Under said Subscription Agreement, the Registrant shall issue and sell to the Subscribers, and the Subscribers, in the aggregate, shall purchase upto $1,100,000 of the principal amount of 7% promissory notes of the Registrant convertible into shares of the Registrants common stock, $.001 par value, at a per share conversion price of the lesser of (i) 115% of the average of the closing bid prices of the common stock of the Registrant for the five trading days preceding the Initial Closing Date (as defined in the Subscription Agreement), or (ii) 80% of the average closing bid prices of the common stock of the Registrant for the five trading days preceding the Conversion Date (as defined in the Subscription Agreement). The Registrant shall also issue to Subscribers four warrants for every ten shares purchased at a exercise price of $.25 per share exercisable for three years, subject to adjustments as provided in the warrant.

      In addition, the Registrant agreed to prepare and file with the SEC, at the Registrant's expense, as soon as practicable after the January 19, 2005 closing date, but no later than forty-five days thereafter, a Registration Statement registering for resale the securities sold. In accordance with Section 11 of the Subscription Agreement, the Registrant shall register a number of shares of Common Stock which is at least equal to the sum of two hundred percent (200%) of the sum of (i) the number of Subscribed Shares, and (ii) the number of Warrant Shares covered by the Warrants. Unless otherwise specifically agreed to in writing in advance by the Subscribers, the Registration Statement shall include only the Registrable Securities, the shares issuable on exercise of warrants issued to the Subscribers and securities disclosed on Schedule 11.1 of the Subscription Agreement.

      The Registrant further agreed that it will use their reasonable best efforts to cause such Registration Statement to be declared effective on a date which is no later than the earlier of one day after oral or written notice by the SEC that it may be declared effective or one hundred twenty days after the Initial Closing Date (as defined in the Subscription Agreement).

      If the Registration Statement covering the Registrable Securities is not filed as contemplated by this Agreement with the SEC by the Required Filing Date, the Registration Rights Agreement provides for various penalties.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

               Exhibit  No.   Document  Description
               ------------   ---------------------

                     9.1      Subscription Agreement
                     9.2      Form of Warrant
                     9.3      Form Escrow Agreement
                     9.4      Form of Covertible Note
                     9.5      Security Interest and Pledge Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2005                                      Tasty Fries, Inc.
                                                             -------------------
                                                             Registrant

                                                             /s/ Edward C. Kelly
                                                             -------------------
                                                             President & CEO